MetLife Investors

Variable Annuity Application

MetLife Investors Variable Annuity Class VA

Send Application and check to:
MetLife Investors Insurance Company
Policy Service Office: P.O. Box 10366
Des Moines, Iowa 50306-0366
For assistance call: 800 848-3854

ACCOUNT INFORMATION

1. Annuitant

Name (First) (Middle) (Last)

Social Security Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ____________

2. Owner (Complete only if different than Annuitant)

Correspondence is sent to the Owner.

Name (First) (Middle) (Last)

Social Security/Tax ID Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth/Trust ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ____________

3. Joint Owner

Name (First) (Middle) (Last)

Social Security Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ____________

CLASS VA

4. Beneficiary

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. **Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.**

Primary Name	Address	Relationship	Social Security Number	%
Primary Name	Address	Relationship	Social Security Number	%
Contingent Name	Address	Relationship	Social Security Number	%
Contingent Name	Address	Relationship	Social Security Number	%

5. Plan Type

☐ **NON-QUALIFIED**

QUALIFIED

☐ **401**

☐ **403(b) TSA Rollover***

408 IRA* (check one of the options listed below)

Traditional IRA	SEP IRA	Roth IRA
☐ Transfer	☐ Transfer	☐ Transfer
☐ Rollover	☐ Rollover	☐ Rollover
☐ Contribution – Year______	☐ Contribution – Year______	☐ Contribution – Year______

**The annuitant and owner must be the same person.*

6. Purchase Payment

Funding Source of Purchase Payment

☐ 1035 Exchange ☐ Check ☐ Wire

Initial Purchase Payment $____________

Make Check Payable to MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
$5,000 Non-Qualified $2,000 Qualified

7029 (7/04) APPVA-504VA

RIDERS

7. Benefit Riders (subject to state availability and age restrictions )

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1) 3 Guaranteed Minimum Income Benefit Rider (GMIB)*

2) 3 Guaranteed Withdrawal Benefit (GWB)* * Only one (GMIB or GWB) may be elected

3) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

3 Principal Protection (no additional charge)

3 Annual Step-Up

3 Compounded-Plus

4) 3 Earnings Preservation Benefit Rider

5) 3 Other

COMMUNICATIONS

8. Telephone Transfer

I (We) authorize MetLife Investors Insurance Company (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following

(check applicable boxes): 3 Owner(s) 3 Registered Representative/Agent

SIGNATURES

9. Fraud Statement

Notice to Applicant:

For Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Pennsylvania, Tennessee and Washington D.C. Residents: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

For Florida Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

10. Special Requests

11. Replacements

Does the applicant have any existing life insurance policies or annuity contracts? 3 Yes 3 No Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? 3 Yes 3 No If “Yes,” applicable disclosure and replacement forms must be attached.

12. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

(Owner Signature & Title, Annuitant unless otherwise noted) (Joint Owner Signature & Title) (Signature of Annuitant if other than Owner)

Signed at

(City) (State)

Date

13. Agent’s Report

Agent’s Signature

Phone

Agent’s Name and Number

Name and Address of Firm

State License ID Number (Required for FL)

Client Account Number

Home Office Program Information:

Select one. Once selected, the option cannot be changed.

Option A              Option B              Option C              Default as defined in the Selling Agreement or determined by firm.

7029 (7/04)

APPVA-504VA

MetLife Investors

Variable Annuity Application

Send Application and check to:
MetLife Investors Insurance Company
Policy Service Office: P.O. Box 10366
Des Moines, Iowa 50306-0366
For assistance call: 800 848-3854

MetLife Investors Variable Annuity Class AA

ACCOUNT INFORMATION

1. Annuitant

Name (First) (Middle) (Last)

Address (Street) (City) (State) (Zip)

Social Security Number ______ – ______ – ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Phone (____) ______________

2. Owner (Complete only if different than Annuitant)

Correspondence is sent to the Owner.

Name (First) (Middle) (Last)

Address (Street) (City) (State) (Zip)

Social Security/Tax ID Number ______ – ______ – ______

Sex ☐ M ☐ F Date of Birth/Trust ____/____/____

Phone (____) ______________

CLASS AA

3. Joint Owner

Name (First) (Middle) (Last)

Address (Street) (City) (State) (Zip)

Social Security Number ______ – ______ – ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Phone (____) ______________

4. Beneficiary

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. **Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.**

Primary Name	Address	Relationship	Social Security Number	%
Primary Name	Address	Relationship	Social Security Number	%
Contingent Name	Address	Relationship	Social Security Number	%
Contingent Name	Address	Relationship	Social Security Number	%

5. Plan Type

☐ **NON-QUALIFIED**

QUALIFIED

☐ **401**

☐ **403(b) TSA Rollover***

408 IRA* (check one of the options listed below)

Traditional IRA	SEP IRA	Roth IRA
☐ Transfer	☐ Transfer	☐ Transfer
☐ Rollover	☐ Rollover	☐ Rollover
☐ Contribution – Year______	☐ Contribution – Year______	☐ Contribution – Year______

**The annuitant and owner must be the same person.*

6. Purchase Payment

Funding Source of Purchase Payment

☐ 1035 Exchange ☐ Check ☐ Wire

Initial Purchase Payment $______________

Make Check Payable to MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
$5,000 Non-Qualified $2,000 Qualified

7029 (7/04) APPVA-504AA

RIDERS

7. Benefit Riders (subject to state availability and age restrictions )

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1) 3 Guaranteed Minimum Income Benefit Rider (GMIB)*

2) 3 Guaranteed Withdrawal Benefit (GWB)* * Only one (GMIB or GWB) may be elected

3) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

3 Principal Protection (no additional charge)

3 Annual Step-up

3 Compounded-Plus

4) 3 Earnings Preservation Benefit Rider

5) 3 Other

COMMUNICATIONS

8. Telephone Transfer

I (We) authorize MetLife Investors Insurance Company (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following

(check applicable boxes): 3 Owner(s) 3 Registered Representative/Agent

SIGNATURES

9. Fraud Statement

Notice to Applicant:

For Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Pennsylvania, Tennessee and Washington D.C. Residents: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties. For Florida Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

10. Special Requests

7029 (7/04)

11. Replacements

Does the applicant have any existing life insurance policies or annuity contracts? 3 Yes 3 No Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? 3 Yes 3 No If “Yes,” applicable disclosure and replacement forms must be attached.

12. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

(Owner Signature & Title, Annuitant unless otherwise noted) (Joint Owner Signature & Title) (Signature of Annuitant if other than Owner)

Signed at

(City) (State)

Date

13. Agent’s Report

Agent’s Signature

Phone

Agent’s Name and Number

Name and Address of Firm

State License ID Number (Required for FL)

Client Account Number

Home Office Program Information:

Select one. Once selected, the option cannot be changed.

Option A              Option B              Default as defined in the Selling Agreement or determined by firm.

APPVA-504AA

DMINVA-N1 (5/04)

MetLife Investors Variable Annuity Application

MetLife Investors Variable Annuity Class B

Send Application and check to:
MetLife Investors Insurance Company
Policy Service Office: P.O. Box 10366
Des Moines, Iowa 50306-0366
For assistance call: 800 848-3854

ACCOUNT INFORMATION

1. Annuitant

Name (First) (Middle) (Last)

Social Security Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ______

2. Owner (Complete only if different than Annuitant)

Correspondence is sent to the Owner.

Name (First) (Middle) (Last)

Social Security/Tax ID Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth/Trust ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ______

3. Joint Owner

Name (First) (Middle) (Last)

Social Security Number ______ — ______ — ______

Sex ☐ M ☐ F Date of Birth ____/____/____

Address (Street) (City) (State) (Zip)

Phone (____) ______

4. Beneficiary

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. **Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.**

Primary Name	Address	Relationship	Social Security Number — —	%
Primary Name	Address	Relationship	Social Security Number — —	%
Contingent Name	Address	Relationship	Social Security Number — —	%
Contingent Name	Address	Relationship	Social Security Number — —	%

CLASS B

5. Plan Type

☐ **NON-QUALIFIED**

QUALIFIED

☐ **401**

☐ **403(b) TSA Rollover***

408 IRA* (check one of the options listed below)

Traditional IRA	SEP IRA	Roth IRA
☐ Transfer	☐ Transfer	☐ Transfer
☐ Rollover	☐ Rollover	☐ Rollover
☐ Contribution – Year______	☐ Contribution – Year______	☐ Contribution – Year______

**The annuitant and owner must be the same person.*

6. Purchase Payment

Funding Source of Purchase Payment

☐ 1035 Exchange ☐ Check ☐ Wire

Initial Purchase Payment $______

Make Check Payable to MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
$5,000 Non-Qualified $2,000 Qualified

7029 (7/04) APPVA-504B

RIDERS

7. Benefit Riders (subject to state availability and age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. **Once elected these options may not be changed.**

1) ☐ Lifetime Income Solution

2) ☐ Guaranteed Withdrawal Benefit (GWB)*

* Only **one** (Lifetime Income Solution or GWB) may be elected

3) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

☐ Principal Protection (no additional charge)

☐ Annual Step-Up

☐ Compounded-Plus

4) ☐ Earnings Preservation Benefit Rider (not available for Qualified Plans)

5) ☐ Other ______________________________

COMMUNICATIONS

8. Telephone Transfer

I (We) authorize MetLife Investors Insurance Company (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) **DO NOT** wish to authorize telephone transfers for the following (check applicable boxes): ☐ Owner(s) ☐ Registered Representative/Agent

SIGNATURES

9. Fraud Statement

Notice to Applicant:

For Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Pennsylvania, Tennessee and Washington D.C. Residents: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

For Florida Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

10. Special Requests

11. Replacements

Does the applicant have any existing life insurance policies or annuity contracts? ☐ Yes ☐ No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? ☐ Yes ☐ No

If "Yes," applicable disclosure and replacement forms must be attached.

12. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

____
(Owner Signature & Title, Annuitant unless otherwise noted)

____
(Joint Owner Signature & Title)

____
(Signature of Annuitant if other than Owner)

Signed at ______________________________
(City) (State)

Date ______________________________

13. Agent's Report

____
Agent's Signature

____
Phone

____
Agent's Name and Number

____
Name and Address of Firm

____
State License ID Number (Required for FL)

____
Client Account Number

7029 (7/04) APPVA-504B